SMITH BARNEY INVESTMENT FUNDS INC.
on behalf of
SMITH BARNEY PREMIER SELECTIONS LARGE CAP FUND
(the "Fund")

Supplement dated April 24, 2001

to

Prospectus dated August 28, 2000



	The following disclosure supersedes the discussion under "Management" with respect to the Value segment of the Fund:

	Commencing April 23, 2001, Giri Bogavelli, CFA, and a team of equity portfolio managers assumed responsibility for the day to day management of the Value segment of the Fund. Mr. Bogavelli is currently Vice President of Smith Barney Fund Management LLC, the Fund's Investment Manager, and Managing Director of the Smith Barney Capital Management Division of Salomon Smith Barney Inc. Prior to this position he was Assistant Director of Research at Citibank Global Asset Management, a division of Citibank, N.A. Previously, he was Director of Research and Senior Portfolio Manager at Spare, Kaplan, Bischel & Associates. Mr. Bogavelli has 12 years of securities business experience.





FD


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